SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 8, 2005

United Therapeutics Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26301	52-1984749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1110 Spring Street Silver Spring, MD		20910
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 8, 2005, United Therapeutics Corporation issued a press release announcing that AFSSAPS, the French drug regulatory agency, has issued an approval letter for Remodulin (treprostinil sodium) Injection for subcutaneous treatment of NYHA Class III Primary Pulmonary Hypertension patients.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01  Exhibits.

(c)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated March 8, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: March 8, 2005	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated March 8, 2005